Ivy Funds Variable Insurance Portfolios

Supplement dated May 15, 2014 to the

Ivy Funds Variable Insurance Portfolios Prospectus

dated April 30, 2014

The following replaces the “Portfolio Managers” section for Ivy Funds VIP Asset Strategy:

Portfolio Managers

Michael L. Avery, Executive Vice President of WRIMCO, has managed the Portfolio since January 1997, and Ryan F. Caldwell, Senior Vice President of WRIMCO, has managed the Portfolio since January 2007. Effective June 16, 2014, Mr. Caldwell will no longer serve as a manager of the Portfolio.

The following is added as a new paragraph to the “The Management of the Portfolios — Portfolio Management” section for Ivy Funds VIP Asset Strategy:

Effective June 16, 2014, Mr. Caldwell will no longer serve as a manager of the Portfolio.

Supplement	Prospectus	1